Exhibit 99.2

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enpath medical, inc™

2004 annual meeting

2

enpath medical, inc™

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Growing Market Opportunity*

2003 :: **$400 Million**

Sophisticated Introducers
$55
Introducers
$50
$250
$45
Stimulation Leads/ Adaptors
Safety Needles
($ million)

2007 :: **$875 Million**

Sophisticated Introducers
$275
Stimulation Leads/ Adaptors
$470
$130
Introducers/ Safety Needles
($ million)

enpath medical, inc™

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enpath medical, inc™

Delivery Systems Division

enpath medical, inc™

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Product Families

Traditional Introducers

Safety Products

Sophisticated Introducers

dialysis catheters
pacing and port catheters
drug infusion
drug infusion
cardiovascular access

enpath medical, inc™

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Current Delivery Systems Market Potential

Sophisticated Intro.
$55
$250
Traditional Introducers
$50
Stimulation Leads/ Adaptors
$45
Safety Products
($ million)
Sophisticated Introducers
$55
Safety Products
$45
Traditional Introducers
$50

Total company market potential in 2003 - $400 million

Total EDS market potential in 2003 - $150 million

enpath medical, inc™

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Major New Growth Opportunity

Sophisticated
Intro.
$275
$470
$130
Stimulation
Leads/
Adaptors
Introducers/Safety
Products
($ million)
Sophisticated
Introducers
$275
Safety
Products
$53
Traditional
Introducers
$77

Total company market potential in 2007 - $875 million

Total EDS market potential in 2007 - $405 million

19
4/29/2004 :: ©2004 Enpath Medical Inc. ® all rights reserved enpath medical, inc™

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enpath medical, inc™

Lead Technologies Division

enpath medical, inc™

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Lead Technologies Division

Stimulation Leads

deep brain
hearing restoration
cardiac rhythm (pacemaker/ICD)
vagus nerve
gastric/spinal cord
pediatric pacing

enpath medical, inc™

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Growing Market Opportunity* - Lead Technologies

2003 :: **$250 Million**

Lead Adaptors
Epicardial Lead/Delivery
Deep Brain
$13
$26
$16
$185
Specialty Endocardial
($ million)

2007 :: **$470 Million**

Lead Adaptors
Epicardial Leads/Delivery
$28
$97
Deep Brain
$60
$285
Specialty Endocardial
($ million)

enpath medical, inc™

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enpath
medical, inc™

Financials

enpath
medical, inc™

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[LOGO]

Creating new pathways to enable the delivery of essential medical therapies

2004 annual meeting

4/29/2004	•	©2004 Enpath Medical Inc. ® all rights reserved

[LOGO]

[LOGO]

Creating new pathways to enable the delivery of essential medical therapies

2004 annual meeting

4/29/2004	•	©2004 Enpath Medical Inc. ® all rights reserved

[LOGO]

Forward Looking Statement

Certain of the statements contained in this presentation may be considered forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. To the extent that any of the statements contained herein relating to Enpath Medical products and markets and operating results are forward-looking, such statements are based on current expectations that involve a number of uncertainties and risks. Such uncertainties and risks are detailed in reports that Enpath Medical has filed with the U.S. Securities and Exchange Commission (SEC) including the most recent Annual Report on Form 10-K

Vision Statement

Enpath Medical Inc.

A leader in the development and commercialization of innovative vascular access devices and stimulation lead technologies enabling the delivery and placement of pharmaceutical and device therapies to treat heart disease, cancer, and a variety of other medical conditions.

We market our products through partnering relationships with other medical device companies.

The New Enpath Medical Management Team

•	Jim Hartman
Chairman and Chief Executive
Joined company in 1991

•	Mark Kraus
President, Delivery Systems Division
15 years in medical device business, joined company in 1992

•	Vince Owens
President, Lead technologies Division
18 years in medical device business, led turnaround of BIOMEC Cardiovascular

•	Jim Mellor
Sr. Vice President, Sales and Marketing
20 years in medical device business, 15 with Medtronic leads division

•	Mike Erdmann
Controller and Secretary
Joined company in 1996

Growing Market Opportunity*

2003 :: $400 Million

[CHART]

2007 :: $875 Million

[CHART]

*Sources: MedTech Insight, Neurotech Reports, other industry reports & company estimates

Growth Drivers

•	Aging population (Baby boomers entering late fifties)

•	Trend from surgical toward minimally invasive procedures

•	More sophisticated delivery systems with higher average selling prices for emerging therapy advances
• Cardiovascular
• Heart failure, atrial fibrillation, septal defect repair, mapping and ablation
• Neurological
• Parkinson’s, epilepsy, pain management, incontinence, motor control

•	Product development pipeline fueled by relationships with key physicians

•	Alignment with market leaders

The New Enpath Medical

	TODAY	1 YR AGO

Annualized Sales Run Rate	$30 Million	$19 Million

# of Customers	36	17

% of Business From Largest Customer	37%	56%

Market Opportunity Size	$400 Million	$150 Million

# of Patents	18	9

# of Employees	232	131

Stock Price	$11.33	$7.01

Satisfaction in Telling You This Story		PRICELESS

[LOGO]

Delivery Systems Division

[GRAPHIC]

Product Families

Traditional Introducers

[GRAPHIC]

Safety Products

[GRAPHIC]

Sophisticated Introducers

[GRAPHIC]

[GRAPHIC]

Current Delivery Systems Market Potential

[CHART]

Total company market potential in 2003 -$400 million

[CHART]

Total EDS market potential in 2003 -$150 million

Traditional Introducers

[GRAPHIC]

•	Venous Access
	•	Worldwide Procedures per Market Segments ~ 3.7 million
		•	Pacing - 1 million
		•	Peripheral Infusion Catheters - 1.4 million
		•	Ports and Chronic CVCs -950,000
		•	Dialysis -345,000

•	Market share grew from 40% to 50%
	•	Proprietary Devices at competitive prices

•	New products will continue our market share growth

Safety Products

Expanding distribution channel
•	Cook – opens new markets
	•	Presence in 2000+ catheter labs
	•	Arterial and venous access
•	Medtronic – 30% conversion to kits containing the needle
•	Feeding tube placement
	•	Most of the GI companies are including the Axia needle in their PEG kit

[GRAPHIC]

New Product Launches

FlowGuard Valved Peelable Introducer
•	Commercial shipments underway
•	Dialysis catheter placement
•	All sizes will be released in Q3
•	Venous Introducer market share increase 2% - 5%
•	Price is 2x that of non-valved introducer

[GRAPHIC]

[GRAPHIC]

Safety Introducer
•	Used to introduce PICC lines
(peripherally inserted central catheter)

•	Combines safety needle with our traditional introducer

•	Preparing FDA submission

•	Initial discussions started with potential distribution partners

•	Market potential - $7.5 million

Catheter Based Introducers

[GRAPHIC]

Similar to traditional introducers; each:
•	has a delivery lumen
•	has a fixed shape
•	is disposable

Sophistication = enhanced functionality
•	Changes shape on demand (steering)
•	Longer and more flexible
•	High pressure arterial valve

Expertise in these devices
•	Patent pending steering mechanisms

Unique capability
•	Design => Production
•	Working with several high visibility medical device companies

Sophisticated Introducer Product Development

Enabling less invasive interventional procedures
•		Reduces the need for surgery
	•	Cardiac Resynchronization Therapy (CRT)
	•	Atrial Fibrillation
	•	Septal Defects
	•	Mitral Valve Repair

General purpose steerable catheter
•	Advantage to partners - test in human environment quickly
•	Utility in existing interventional procedures
	•	Peripheral artery – 650K procedures / yr.
	•	Renal artery – 90K procedures / yr.
	•	Carotid artery – 19K procedures / yr.

Product Development Activities

•	1 company has started their clinical evaluation
•	2 companies have accelerated their development schedules
• Expect to be in clinical study by the end of the year
•	Several companies in early development
•	Market release of 3 products anticipated in 2005

•	Prices are 10x to 50x more than a traditional introducer
• Market Potential*
• $275 million

*Based on our customer’s estimates

[GRAPHIC]

Major New Growth Opportunity

[CHART]

Total company market potential in 2007 -$875 million

[CHART]

Total EDS market potential in 2007 -$405 million

[LOGO]

Lead Technologies Division

[GRAPHIC]

Lead Technologies Division

[GRAPHIC]

Stimulation Leads

• Insulated wires with electrodes implanted permanently in the body to transmit electrical impulses from a generator (e.g. pacemaker) to a specific organ or nerve bundle.

• 1.3 million stimulation leads sold in 2003 for CRM and Neuromodulation therapies.

[GRAPHIC]

Growing Market Opportunity* - Lead Technologies

2003 :: $250 Million

[CHART]

2007 :: $470 Million

[CHART]

*Sources: MedTech Insight, Neurotech Reports, other industry reports & company estimates

2004 Product Releases

[GRAPHIC]

Myopore RxTM
• Only drug-eluting suture-less lead for heart failure
• Patented technology
• Market opportunity for CRT growing from 12K units in 2003 to 24K units in 2007
• Average selling price - $500 - $600
• U.S. regulatory path: PMA with no new clinical data
• European release – Q3, 2004
• US market release – Q1, 2005

Fastac FlexTM
• Less invasive steerable implant tool for MyoporeRxTM leads
• Single-use device
• Proprietary design
• Market opportunity for CRT growing from 12K units in 2003 to 24K units in 2007
• Average selling price - $350 - $450
• U.S. regulatory path: Class I/510k exempt
• US market release – Q3, 2004
• European market release – Q4, 2004

[GRAPHIC]

Major New Growth Opportunities

[GRAPHIC]

Neurostimulation Leads
• Developing next generation deep brain stimulation (DBS) lead
• DBS lead market growing from $16 million in 2003 to $60 million in 2007
• Contract development projects underway for emerging neurostimulation therapies

[GRAPHIC]

CRM Leads and Lead Adaptors

• Next generation lead and delivery system for heart failure (CRT)
• Endocardial leads with novel fixation method
• Stimulation lead adaptors for new defibrillator/pacemaker standard

Lead Technologies Division – Future Potential

[PHOTO]

• Talented employees focused on patient welfare, customer service, & product performance.

• Small, agile, and responsive organization, focused on specific market segments.

• Participate in rapidly growing CRT and Neuromodulation markets.

• Aligned with market leaders and emerging companies in CRM and Neuromodulation markets.

• Aligned with leading clinicians and world renowned healthcare institutions.

[LOGO]

Creating new pathways to enable the delivery of essential medical therapies

Financials

[GRAPHIC]

Consolidated Income Statement- 2003

(in millions)	2003	%	2002	%	Model
Sales	$19.6	100.0%	$17.9	100.0%	100.0%

Gross Profit	8.0	40.8	8.4	46.9	48.0
Expenses:
R & D	2.0	10.2	1.7	9.5	10.0
R & D write-off	2.7	13.8	—	0.0	0.0
Selling	1.0	5.1	0.5	2.8	5.0
G & A & other	2.1	10.7	1.7	9.5	10.0
Total	7.8	39.8	3.9	21.8	25.0

Pretax income	0.2	1.0	4.5	25.1	23.0
Income tax	0.1		(1.6)		8.0
Net income	$0.3	1.5	$2.9	16.2	15.0

EPS-diluted	$0.06		$0.57

Consolidated Income Statement- Quarter One, 2004

(in millions)	Q1, 2004%		Q1, 2003%		Model
Sales	$7.3	100.0%	$4.7	100.0%	100.0%

Gross Profit	2.8	38.4	2.1	44.7	48.0
Expenses:
R & D	1.0	13.7	0.4	8.5	10.0
Selling	0.4	5.5	0.2	4.3	5.0
G & A & other	1.0	13.7	0.5	10.6	10.0
Total	2.4	32.9	1.1	23.4	25.0

Pretax income	0.4	5.5	1.0	21.3	23.0
Income tax	0.1		0.4		8.0
Net income	$0.3	4.1	$0.6	12.8	15.0

EPS-diluted	$0.05		$0.13

Balance Sheet Highlights (March 31, 2004 & 2003)

(in thousands)
Assets	Mar 31, 04	Mar 31, 03
Cash	$283	$6,371
Receivables, Inventory, Prepaids, Other	7,681	4,570
Property, Plant & Equipment, Net	6,586	5,153
Intangibles & Goodwill, Net	17,236	1,871
Total Assets	$31,786	$17,965

Liabilities & Shareholders’ Equity	Mar 31, 04	Mar 31, 03
Payables, Accrued Expenses, Taxes	$1,889	$1,544
Notes Payable Current	1,071	65
Long Term Liabilities	3,641	284
Shareholders’ Equity	25,185	16,072
Total Liabilities & Shareholders’ Equity	$31,786	$17,965

Primary Investment Considerations

Recognized market leader in:

Venous access introducers

Epicardial stimulation leads

Vascular access safety needles

Steerable introducers

Robust, proprietary product pipeline

Participation in rapidly growing markets

Highly focused and executable business model

Long-term supply agreements with industry leaders

Excellent financial position

Experienced management team

For additional information, please contact investor relations at Enpath Medical:  (763) 559-2613

investorrelations@enpathmed.com

Nasdaq: NPTH